UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2007

CHINA DIGITAL MEDIA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30212
(Commission File Number)

13-3422912
(I.R.S. Employer Identification No.)

2505-06, 25/F, Stelux House, 698 Prince Edward Road East,
Kowloon, Hong Kong
(Address of Principal Executive Offices)

(011) 852-2390-8600
(Registrant's Telephone Number, Including Area Code)

    This Current Report on Form 8-K is filed by China Digital Media Corporation, a Nevada corporation (the “Company”), in connection with the item set forth below.

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 20, 2007, the Company filed a Form 8-K indicating the reason and the Company’s decision to restate the financial statements for the year ended December 31, 2005, and for the fiscal quarters ended September 30, 2005, March 31, 2006, June 30, 2006, and September 30, 2006.

The restated financial statements for the year ended December 31, 2005 has been included in the Company’s Form 10-KSB dated March 23, 2007. The restated financial statements (unaudited) for the fiscal quarters ended September 30, 2005, March 31, 2006, June 30, 2006, and September 30, 2006 are attached herewith this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

99.1 Restated financial statements for the fiscal quarters ended September 30, 2005, March 31, 2006, June 30, 2006, and September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL MEDIA CORPORATION

Date: April 4, 2007	By:	/s/ Benedict W.T. Li
Benedict W.T. Li Chief Financial Officer

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF SEPTEMBER 30, 2005

ASSETS	As previously
	reported	Adjustments	Restated
CURRENT ASSETS
Cash and cash equivalents	$849,726		849,726
Accounts receivable, net of allowances	3,531,952		3,531,952
Inventories	679,610	(178,169)	501,441
Other receivables and prepaid expenses	202,659		202,659
Deposits paid to a supplier	107,349		107,349
Total Current Assets	5,371,296	(178,169)	5,193,127

INTANGIBLE ASSETS	392,521		392,521
INVESTMENTS IN TELEVISION SERIES, NET	850,938		850,938
PROPERTY AND EQUIPMENT, NET	8,945,144	(1,302,699)	7,642,445
TOTAL ASSETS	$15,559,899	(1,480,868)	14,079,031

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$4,675,818		4,675,818
Other payables and accrued liabilities	186,044		186,044
Advertising revenue received in advance	126,039		126,039
Due to a related company	173,551		173,551
Due to a stockholder	66,425		66,425
Value added taxes payable	47,354		47,354
Income tax payable	317,197		317,197

Total Current Liabilities	5,592,428	0	5,592,428

COMMITMENTS AND CONTINGENCIES			0

MINORITY INTERESTS	20,411		20,411

STOCKHOLDERS' EQUITY
Series A convertible preferred stock ($0.001 par value, 40,000,000 shares authorized,1,875,000 shares issued and outstanding as of
September 30, 2005)	1,875		1,875
Common stock ($0.001 par value, 500,000,000 shares authorized,
30,087,468 shares issued and outstanding at September 30, 2005)	30,088		30,088
Additional paid-in capital	3,657,887		3,657,887
Retained earnings	6,253,308	(1,480,868)	4,772,440
Accumulated other comprehensive loss	3,902		3,902
Total Stockholders' Equity	9,947,060	(1,480,868)	8,466,192

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,559,899	(1,480,868)	14,079,031

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHNSIVE INCOME (UNAUDITED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005

	For the three months ended			For the nine months ended
	September 30, 2005			September 30, 2005
	As previously			As previously
	reported	Adjustments	Restated	reported	Adjustments	Restated

NET SALES
Revenues from digitalization of television signals,
television advertising sales and
software development	$2,170,918		2,170,918	3,870,460		3,870,460
Government grant received	314,569		314,569	919,310		919,310
	2,485,487	0	2,485,487	4,789,770	0	4,789,770
COST OF SALES
Cost of Sales	(465,860)	133,328	(332,532)	(666,524)	133,328	(533,196)
Depreciation - digitalization of television signals	-	(162,545)	(162,545)	-	(709,221)	(709,221)
GROSS PROFIT	2,019,627	(29,217)	1,990,410	4,123,246	(575,893)	3,547,353

OPERATING EXPENSES
Selling, general and administrative expenses	(314,535)		(314,535)	(720,388)		(720,388)
Depreciation and amortization	(353,461)	343,246	(10,215)	(907,672)	889,922	(17,750)
Total Operating Expenses	(667,996)	343,246	(324,750)	(1,628,060)	889,922	(738,138)

INCOME FROM OPERATION	1,351,631	314,029	1,665,660	2,495,186	314,029	2,809,215

OTHER INCOME (EXPENSES)
Interest income	268,142		268,142	268,091		268,091
Volume discounts earned	1,826,868	(1,794,897)	31,971	1,826,868	(1,794,897)	31,971
Interest expenses	(5,554)		(5,554)	(5,554)		(5,554)
Total Other Income (Expenses), net	2,089,456	(1,794,897)	294,559	2,089,405	(1,794,897)	294,508

NET INCOME BEFORE TAXES AND MINORITY INTERESTS	3,441,087	(1,480,868)	1,960,219	4,584,591	(1,480,868)	3,103,723

Minority interests	36		36	36		36
NET INCOME	$3,441,123	(1,480,868)	1,960,255	4,584,627	(1,480,868)	3,103,759

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain(loss)	3,902		3,902	3,902		3,902

COMPREHENSIVE INCOME	$3,445,025	(1,480,868)	1,964,157	4,588,529	(1,480,868)	3,107,661

Net income per share-basic - two classes method	$0.11	(0.05)	0.06	0.17	(0.06)	0.11

Net income per share-diluted	$0.01	(0.01)	0.00	0.01		0.01

Weighted average number of shares outstanding during the year - basic	30,087,468		30,087,468	27,572,851		27,572,851

Weighted average number of shares outstanding during the year- diluted	405,087,468		405,087,468	403,683,962		403,683,962

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

	As previously
	reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,584,627	(1,480,868)	3,103,759
Adjusted to reconcile net income to cash provided
by operating activities:
Depreciation	907,672	(180,701)	726,971
Interest expense	5,554		5,554
Accounts receivable	(3,216,071)		(3,216,071)
Other receivables and prepaid expenses	(2,704,175)		(2,704,175)
Inventories	(51,083)	178,169	127,086
Deposits paid to a supplier	(107,349)		(107,349)
Due from a director	36,022		36,022
Accounts payable	(64,819)		(64,819)
Other payables and accrued liabilities	2,554,605		2,554,605
Advertising revenue received in advance	126,039		126,039
Due to a related company	293,241		293,241
Due to a stockholder	384,908		384,908
Value added taxes payable	21,450		21,450
Net cash provided by operating activities	2,770,621	(1,483,400)	1,287,221

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in affiliates	(200,221)		(200,221)
Purchase of property and equipment	(4,268,264)	1,483,400	(2,784,864)
Net cash used in investing activities	(4,468,485)	1,483,400	(2,985,085)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	2,387,662		2,387,662
Net cash provided by financing activities	2,387,662	0	2,387,662

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	689,798	0	689,798

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	159,928		159,928

CASH AND CASH EQUIVALENTS AT END OF YEAR	$849,726	0	849,726

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF MARCH 31, 2006

ASSETS	As previously
	reported	Adjustments	Restated
CURRENT ASSETS
Cash and cash equivalents	$1,521,682		1,521,682
Accounts receivable, net of allowances	4,807,758		4,807,758
Inventories	297,658	(15,820)	281,838
Deposit on investments	323,064		323,064
Other receivable and prepaid expenses	806,450		806,450
Total Current Assets	7,756,612	(15,820)	7,740,791

INTANGIBLE ASSETS	392,521		392,521
INVESTMENTS IN TELEVISION SERIES, NET	661,391		661,391
PROPERTY AND EQUIPMENT, NET	10,773,248	(1,282,402)	9,490,845
TOTAL ASSETS	$19,583,771	(1,298,223)	18,285,548

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$4,995,152		4,995,152
Other payables and accrued liabilities	80,436		80,436
Due to a director	107,414		107,414
Due to a related company	129,337		129,337
Value added taxes payable	39,125		39,125
Income tax payable	2,182,669	(428,414)	1,754,255

Total Current Liabilities	7,534,132	(428,414)	7,105,718

COMMITMENTS AND CONTINGENCIES			0

MINORITY INTERESTS	22,330		22,330

STOCKHOLDERS' EQUITY
Series A convertible preferred stock ($0.001 par value, 40,000,000 shares authorized,1,875,000 shares issued and outstanding as of
March 31, 2006)	1,875		1,875
Common stock ($0.001 par value, 500,000,000 shares authorized,
31,687,365 shares issued and outstanding as of March 31, 2006)	31,687		31,687
Additional paid-in capital	5,863,532		5,863,532
Deferred stock compensation	(33,433)		(33,433)
Retained earnings
Unappropriated	5,202,712	(926,526)	4,276,186
Appropriated	956,343	56,718	1,013,061
Accumulated other comprehensive loss	4,594		4,594
Total Stockholders' Equity	12,027,309	(869,809)	11,157,501

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$19,583,771	(1,298,223)	18,285,548

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHNSIVE INCOME (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2006

	For the three months ended
	March 31, 2006
	As previously
	reported	Adjustments	Restated

NET SALES
Revenue from digitalization of television signals	$1,455,371		1,455,371
Revenue from television advertising	1,732,033		1,732,033
Revenue from software development	22,851		22,851
Revenue from investments in television series	174,629		174,629
Government grant received	311,837		311,837
	3,696,721	0	3,696,721
COST OF SALES
Cost of Sales	(1,935,864)	4,317	(1,931,546)
Depreciation - digitalization of television signals	-	(474,723)	(474,723)
GROSS PROFIT	1,760,857	(470,406)	1,290,451

OPERATING EXPENSES
Selling, general and administrative expenses	(551,850)		(551,850)
Depreciation and amortization	(578,048)	555,059	(22,989)
Total Operating Expenses	(1,129,897)	555,059	(574,838)

INCOME FROM OPERATION	630,960	84,653	715,613

OTHER INCOME (EXPENSES)
Interest income	17,252		17,252
Other income	77,947		77,947
Interest paid to related companies and directors	(1,777)		(1,777)
Total Other Income (Expenses), net	93,421	0	93,421

NET INCOME BEFORE TAXES AND MINORITY INTERESTS	724,381	84,653	809,034

Income tax expense	(285,559)	(27,935)	(313,494)
Minority interests	5,727		5,727
NET INCOME	$444,549	56,718	501,267

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain(loss)	43,300		43,300

COMPREHENSIVE INCOME	$487,849	56,718	544,567

Net income per share-basic - two classes method	$0.01	0.01	0.02

Net income per share-diluted	$0.01		0.01

Weighted average number of shares outstanding during the year - basic	30,906,343		30,906,343

Weighted average number of shares outstanding during the year- diluted	40,339,795		40,339,795

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2006

	As previously
	reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$444,549	56,718	501,267
Adjusted to reconcile net income to cash provided
by operating activities:
Amortization - cost of sales	109,724		109,724
Depreciation	578,048	(80,336)	497,712
Stock issued for services	17,000		17,000
Minority interests	(5,727)		(5,727)
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(363,671)		(363,671)
Other receivables and prepaid expenses	(55,859)		(55,859)
Inventories	128,369	(4,317)	124,052
Increase (decrease) in:
Accounts payable	771,813		771,813
Other payables and accrued liabilities	(210,220)		(210,220)
Due to a related company	18,356		18,356
Income tax payable	331,112	27,935	359,047
Net cash provided by operating activities	1,763,494	0	1,763,494

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in affiliates	(323,064)		(323,064)
Purchase of property and equipment	(1,457,460)		(1,457,460)
Net cash used in investing activities	(1,780,523)	0	(1,780,523)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock issuance in private placement	387,500		387,500
Net cash provided by financing activities	387,500	0	387,500

EFFECT OF EXCHANGE RATE ON CASH	27,299		27,299

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	397,770	0	397,770

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,123,912		1,123,912

CASH AND CASH EQUIVALENTS AT END OF YEAR	$1,521,682	0	1,521,682

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF JUNE 30, 2006

ASSETS	As previously
	reported	Adjustments	Restated
CURRENT ASSETS
Cash and cash equivalents	$472,466		472,466
Accounts receivable, net of allowances	7,435,979		7,435,979
Inventories	1,159,396	(14,228)	1,145,168
Due from a related company	89,744		89,744
Other receivable and prepaid expenses	1,111,117		1,111,117
Total Current Assets	10,268,702	(14,228)	10,254,474

INTANGIBLE ASSETS	394,901		394,901
INVESTMENTS IN TELEVISION SERIES, NET	662,871		662,871
INVESTMENTS IN AFFILIATES	177,947		177,947
PROPERTY AND EQUIPMENT, NET	13,546,813	(1,201,522)	12,345,291
TOTAL ASSETS	$25,051,234	(1,215,750)	23,835,484

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$8,740,539		8,740,539
Other payables and accrued liabilities	292,996		292,996
Due to a director	76,957		76,957
Due to a stockholder	199,922		199,922
Due to a related company	161,769		161,769
Value added taxes payable	78,350		78,350
Income tax payable	2,542,306	(401,198)	2,141,108

Total Current Liabilities	12,092,839	(401,198)	11,691,641

COMMITMENTS AND CONTINGENCIES			0

MINORITY INTERESTS	130,651		130,651

STOCKHOLDERS' EQUITY
Series A convertible preferred stock ($0.001 par value, 40,000,000 shares authorized,1,875,000 shares issued and outstanding as of
June 30, 2006)	1,875		1,875
Common stock ($0.001 par value, 500,000,000 shares authorized,
31,727,365 shares issued and outstanding as of June 30, 2006)	31,727		31,727
Additional paid-in capital	5,909,892		5,909,892
Deferred stock compensation	(39,633)		(39,633)
Retained earnings
Unappropriated	6,005,886	(926,526)	5,079,360
Appropriated	956,343	111,975	1,068,318
Accumulated other comprehensive loss	(38,346)		(38,346)
Total Stockholders' Equity	12,827,744	(814,551)	12,013,193

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$25,051,234	(1,215,749)	23,835,485

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHNSIVE INCOME (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006

	For the three months ended			For the six months ended
	June 30, 2006			June 30, 2006
	As previously			As previously
	reported	Adjustments	Restated	reported	Adjustments	Restated

NET SALES
Revenue from digitalization of television signals	$2,151,935		2,151,935	3,607,306		3,607,306
Revenue from television advertising	1,994,673		1,994,673	3,726,706		3,726,706
Revenue from software development	10,372		10,372	33,223		33,223
Revenue from investments in television series	391		391	175,020		175,020
Government grant received	313,233		313,233	625,070		625,070
	4,470,604	0	4,470,604	8,167,325	0	8,167,325
COST OF SALES
Cost of Sales	(2,010,149)	1,593	(2,008,556)	(3,946,013)	5,910	(3,940,103)
Depreciation - digitalization of television signals	-	(262,366)	(262,366)	-	(728,706)	(728,706)
GROSS PROFIT	2,460,455	(260,773)	2,199,682	4,221,312	(722,796)	3,498,516

OPERATING EXPENSES
Selling, general and administrative expenses	(652,092)		(652,092)	(1,203,941)		(1,203,941)
Depreciation and amortization	(683,372)	343,246	(340,126)	(1,261,420)	889,922	(371,498)
Total Operating Expenses	(1,335,464)	343,246	(992,218)	(2,465,361)	889,922	(1,575,439)

INCOME FROM OPERATION	1,124,991	82,473	1,207,464	1,755,951	167,126	1,923,077

OTHER INCOME (EXPENSES)
Equity loss of affiliates	(1,402)		(1,402)	(1,402)		(1,402)
Interest income	8,266		8,266	25,518		25,518
Other income	174		174	78,121		78,121
Interest paid to related companies and directors	(4,657)		(4,657)	(6,434)		(6,434)
Total Other Income (Expenses), net	2,381	0	2,381	95,803	0	95,803

NET INCOME BEFORE TAXES AND MINORITY INTERESTS	1,127,372	82,473	1,209,845	1,851,754	167,126	2,018,880

Income tax expense	(355,392)	(27,216)	(382,608)	(640,951)	(55,151)	(696,102)
Minority interests	14,193		14,193	19,920		19,920
NET INCOME	$786,173	55,257	841,430	1,230,723	111,975	1,342,698

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain(loss)	(42,940)		(42,940)	360		360

COMPREHENSIVE INCOME	$743,233	55,257	798,490	1,231,083	111,975	1,343,058

Net income per share-basic - two classes method	$0.02	0.01	0.03	0.04		0.04

Net income per share-diluted	$0.02		0.02	0.03		0.03

Weighted average number of shares outstanding during the year - basic	31,700,698		31,700,698	31,332,747		31,332,747

Weighted average number of shares outstanding during the year- diluted	41,075,698		41,075,698	40,707,747		40,707,747

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	As previously
	reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,230,723	111,975	1,342,698
Adjusted to reconcile net income to cash provided
by operating activities:
Equity loss of affiliate	1,402		1,402
Amortization - cost of sales	108,244		108,244
Depreciation	1,261,420	(161,216)	1,100,204
Stock issued for services	60,200		60,200
Minority interests	(19,920)		(19,920)
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(2,991,892)		(2,991,892)
Other receivables and prepaid expenses	(360,527)		(360,527)
Inventories	(733,369)	(5,910)	(739,279)
Due from a related company	(89,744)		(89,744)
Increase (decrease) in:
Due to a director	-		-
Due to a stockholder	71,238		71,238
Due to related parties	20,332		20,332
Accounts payable	4,514,200		4,514,200
Other payables and accrued liabilities	2,340		2,340
Value added tax and other taxes payable	62,020		62,020
Income tax payable	667,954	55,151	723,105
			0
Net cash provided by operating activities	3,804,621	0	3,804,621

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in affiliates	(179,350)		(179,350)
Purchase of property and equipment	(4,858,352)		(4,858,352)
Net cash used in investing activities	(5,037,702)	0	(5,037,702)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock issuance in private placement	387,500		387,500
Investments from a minority stockholder	122,514		122,514
Loan from a related company	128,684		128,684
Net cash provided by financing activities	638,698	0	638,698

EFFECT OF EXCHANGE RATE ON CASH	(57,063)		(57,063)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(651,446)	0	(651,446)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,123,912		1,123,912

CASH AND CASH EQUIVALENTS AT END OF YEAR	$472,466	0	472,466

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

ASSETS	As previously
	reported	Adjustments	Restated
CURRENT ASSETS
Cash and cash equivalents	$250,021		250,021
Accounts receivable, net of allowances	9,609,477		9,609,477
Inventories	516,020	(5,936)	510,084
Other receivable and prepaid expenses	1,455,791		1,455,791
Total Current Assets	11,831,309	(5,936)	11,825,373

INTANGIBLE ASSETS	392,521		392,521
INVESTMENTS IN TELEVISION SERIES, NET	610,223		610,223
INVESTMENTS IN AFFILIATES	321,979		321,979
PROPERTY AND EQUIPMENT, NET	13,358,246	(1,121,852)	12,236,394
TOTAL ASSETS	$26,514,278	(1,127,788)	25,386,490

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Notes payable	$1,100,000		1,100,000
Accounts payable	7,688,868		7,688,868
Other payables and accrued liabilities	1,287,199		1,287,199
Due to a director	84,472		84,472
Due to a related company	92,792		92,792
Value added taxes payable	8,640		8,640
Income tax payable	2,726,397	(372,170)	2,354,227

Total Current Liabilities	12,988,368	(372,170)	12,616,198

COMMITMENTS AND CONTINGENCIES			0

MINORITY INTERESTS	87,249		87,249

STOCKHOLDERS' EQUITY
Series A convertible preferred stock ($0.001 par value, 40,000,000 shares authorized,1,875,000 shares issued and outstanding as of
September 30, 2006)	1,875		1,875
Common stock ($0.001 par value, 500,000,000 shares authorized,
31,757,365 shares issued and outstanding as of September 30, 2006)	31,757		31,757
Additional paid-in capital	5,939,862		5,939,862
Deferred stock compensation	(1,333)		(1,333)
Retained earnings
Unappropriated	6,597,226	(926,526)	5,670,700
Appropriated	956,343	170,908	1,127,251
Accumulated other comprehensive loss	(87,069)		(87,069)
Total Stockholders' Equity	13,438,661	(755,618)	12,683,043

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$26,514,278	(1,127,788)	25,386,490

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHNSIVE INCOME (UNAUDITED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006

	For the three months ended			For the six months ended
	June 30, 2006			June 30, 2006
	As previously			As previously
	reported	Adjustments	Restated	reported	Adjustments	Restated

NET SALES
Revenue from digitalization of television signals	$1,906,869		1,906,869	5,592,296		5,592,296
Revenue from television advertising	2,090,339		2,090,339	5,817,045		5,817,045
Revenue from software development	8,284		8,284	41,507		41,507
Revenue from investments in television series	90,510		90,510	265,530		265,530
Government grant received	323,252		323,252	948,322		948,322
	4,419,255	0	4,419,255	12,664,700	0	12,664,700
COST OF SALES
Cost of Sales	(2,046,513)	7,081	(2,039,432)	(5,992,526)	12,991	(5,979,535)
Depreciation - digitalization of television signals	(753,779)	80,880	(672,899)	(1,980,385)	242,096	(1,738,289)
GROSS PROFIT	1,618,962	87,961	1,706,923	4,691,789	255,087	4,946,876

OPERATING EXPENSES
Selling, general and administrative expenses	(852,992)		(852,992)	(2,056,933)		(2,056,933)
Depreciation and amortization	(48,183)		(48,183)	(82,997)		(82,997)
Total Operating Expenses	(901,175)	0	(901,175)	(2,139,930)	0	(2,139,930)

INCOME FROM OPERATION	717,787	87,961	805,748	2,551,859	255,087	2,806,946

OTHER INCOME (EXPENSES)
Equity loss of affiliates	253		253	(1,149)		(1,149)
Interest income	968		968	2,632		2,632
Other income	1,900		1,900	25,753		25,753
Interest expenses	(4,948)		(4,948)	(4,948)		(4,948)
Interest paid to related companies and directors	(5,663)		(5,663)	(12,097)		(12,097)
Total Other Income (Expenses), net	(7,491)	0	(7,491)	10,191	0	10,191

NET INCOME BEFORE TAXES AND MINORITY INTERESTS	710,296	87,961	798,257	2,562,050	255,087	2,817,137

Income tax expense	(162,358)	(29,027)	(191,385)	(803,309)	(84,179)	(887,488)
Minority interests	43,402		43,402	63,322		63,322
NET INCOME	$591,340	58,934	650,274	1,822,063	170,908	1,992,971

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain(loss)	(48,723)		(48,723)	(48,363)		(48,363)

COMPREHENSIVE INCOME	$542,617	58,934	601,551	1,773,700	170,908	1,944,608

Net income per share-basic - two classes method	$0.02		0.02	0.05	0.01	0.06

Net income per share-diluted	$0.01	0.01	0.02	0.04	0.01	0.05

Weighted average number of shares outstanding during the year - basic	31,748,365		31,748,365	31,471,286		31,471,286

Weighted average number of shares outstanding during the year- diluted	41,220,139		41,220,139	40,878,544		40,878,544

CHINA DIGITAL MEDIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	As previously
	reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,822,063	170,908	1,992,971
Adjusted to reconcile net income to cash provided
by operating activities:
Equity loss of affiliate	1,149		1,149
Amortization - cost of sales	160,892		160,892
Depreciation-cost of sales	1,980,385		1,980,385
Depreciation	82,997	(242,096)	(159,099)
Stock issued for services	128,500		128,500
Minority interests	(63,322)		(63,322)
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(5,165,390)		(5,165,390)
Other receivables and prepaid expenses	(705,200)		(705,200)
Inventories	(89,993)	(12,991)	(102,984)
Increase (decrease) in:
Due to a stockholder
Due to related parties	(125,602)		(125,602)
Accounts payable	3,462,529		3,462,529
Other payables and accrued liabilities	996,543		996,543
Value added tax and other taxes payable	(7,690)		(7,690)
Income tax payable	852,045	84,179	936,224

Net cash provided by operating activities	3,329,906	0	3,329,906

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in affiliates	(323,128)		(323,128)
Purchase of property and equipment	(5,590,817)		(5,590,817)
Net cash used in investing activities	(5,913,945)	0	(5,913,945)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock issuance in private placement	387,500		387,500
Investments from a minority stockholder	122,514		122,514
Proceeds from convertible debentures	1,100,000		1,100,000
Due to a director	84,472		84,472
Net cash provided by financing activities	1,694,486	0	1,694,486

EFFECT OF EXCHANGE RATE ON CASH	14,662		14,662

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(874,891)	0	(874,891)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,124,912		1,124,912

CASH AND CASH EQUIVALENTS AT END OF YEAR	$250,021	0	250,021